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                                                                      EXHIBIT 24
                                                                      ----------

                       THE GOODYEAR TIRE & RUBBER COMPANY

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, THE GOODYEAR TIRE & RUBBER COMPANY, a corporation organized and existing under the laws of the State of Ohio, and the undersigned directors and officers of THE GOODYEAR TIRE & RUBBER COMPANY hereby constitute and appoint Robert W. Tieken, C. Thomas Harvie, Stephanie W. Bergeron, Richard J. Kramer and John W. Richardson, and any one or more of them, their true and lawful attorneys-in-fact and agents, to do any and all of the acts and things, and to execute any and all instruments, which said attorneys and agents or any one of them may deem necessary and advisable to enable said THE GOODYEAR TIRE & RUBBER COMPANY to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration, under the Securities Act of 1933, as amended, of up to a maximum of three million five-hundred thousand (3,500,000) shares of its Common Stock, without par value, which may be offered for sale in connection with the exercise of stock options and stock appreciation rights granted under, or issued pursuant to restricted stock grants and awards, performance grants and awards or other stock-based grants and awards made under, THE GOODYEAR TIRE & RUBBER COMPANY STOCK OPTION PLAN FOR BARGAINING UNIT HOURLY EMPLOYEES AT DESIGNATED LOCATIONS; including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of THE GOODYEAR TIRE & RUBBER COMPANY, the names of the undersigned directors and officers in the capacities indicated below to a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to said Registration Statement and to any and all instruments or documents filed as a part of or in connection with said Registration Statement or amendments thereto; and each of the undersigned hereby ratifies and confirms all that the said attorneys-in-fact and agents, and any one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed or caused to be subscribed these presents this 5th day of December, 2000.

Attest:                                     THE GOODYEAR TIRE & RUBBER COMPANY


/s/C. Thomas Harvie                              By   /s/Samir G. Gibara
-------------------------------                    -------------------------
C. Thomas Harvie, Secretary                           Samir G. Gibara,
                               Chairman of the Board and Chief Executive Officer


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Director and Chairman of
 the Board and Chief Executive
Officer
(principal executive officer)                        /s/Samir G. Gibara
                                            ------------------------------------
                                                     Samir G. Gibara


Executive Vice President
 (Principal Financial Officer)                       /s/Robert W. Tieken
                                            ------------------------------------
                                                     Robert W. Tieken


Vice President
(Principal Accounting Officer)                       /s/Richard J. Kramer
                                            ------------------------------------
                                                     Richard J. Kramer


Director                                             /s/John G. Breen
                                            ------------------------------------
                                                     John G. Breen


Director                                             /s/William E. Butler
                                            ------------------------------------
                                                     William E. Butler


Director                                             /s/Thomas H. Cruikshank
                                            ------------------------------------
                                                     Thomas H. Cruikshank


Director                                             /s/Katherine G. Farley
                                            ------------------------------------
                                                     Katherine G. Farley


Director                                             /s/Edward T. Fogarty
                                            ------------------------------------
                                                     Edward T. Fogarty


Director                                             /s/William J. Hudson, Jr.
                                            ------------------------------------
                                                     William J. Hudson, Jr.


Director                                             /s/Robert J. Keegan
                                            ------------------------------------
                                                     Robert J. Keegan

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Director                                             /s/Steven A. Minter
                                            ------------------------------------
                                                     Steven A. Minter


Director                                             /s/Agnar Pytte
                                            ------------------------------------
                                                     Agnar Pytte


Director                                             /s/George H. Schofield
                                            ------------------------------------
                                                     George H. Schofield


Director                                             /s/William C. Turner
                                            ------------------------------------
                                                     William C. Turner


Director                                             /s/Martin D. Walker
                                            ------------------------------------
                                                     Martin D. Walker